Exhibit 99.1
FORWARD AIR CORPORATION REPORTS
THIRD QUARTER 2010 RESULTS

GREENEVILLE, Tenn. - (BUSINESS WIRE) – October 20, 2010 - Forward Air Corporation (NASDAQ:FWRD) today reported revenue, operating income, net income and diluted earnings per share for the third quarter and nine months ended September 30, 2010.

Operating revenue for the quarter ended September 30, 2010 increased 17.8% to $121.5 million from $103.1 million for the same quarter in 2009.  Income from operations was $15.5 million, compared with $6.7 million in the prior-year quarter.  As a percent of operating revenue, income from operations increased to 12.8% from 6.5% for the same quarter last year.  Net income during the period increased to $8.9 million from $3.8 million in the prior-year quarter.  Income per diluted share for the third quarter of 2010 was $0.31 compared with $0.13 in the prior-year quarter.

Operating revenue for the nine months ended September 30, 2010 increased 17.1% to $350.6 million from $299.4 million for the same period in 2009.  Income from operations was $35.1 million, compared with $6.5 million in the prior-year period.  As a percent of operating revenue, income from operations increased to 10.0% for the first nine months of 2010 from 2.2% for the same period in 2009.  Net income during the period was $20.2 million compared to $3.5 million in the prior-year period.  Income per diluted share for the first nine months of 2010 was $0.69 compared with $0.12 in the prior-year period.

Bruce A. Campbell, Chairman, President, and CEO, commenting on the third quarter said, "We are pleased with another strong quarterly performance in our Forward Air, Inc. business segment. We were encouraged that our airport-to-airport tonnages in the third quarter and thus far into the fourth quarter resemble what we typically experience in a normal operating environment. After a midsummer lull, volumes for the balance of the quarter and into October steadily increased in a peak-like fashion. While this gives us cause for optimism, we will monitor our tonnage trends closely in order to be ready to react in the event of a premature pull-back.”

Commenting further, Mr. Campbell said, “We continued to make progress in our Forward Air Solutions segment through better cost control as well as our efforts to diversify our customer base. Operating at near a breakeven for the third quarter we anticipate Solutions to be an earnings contributor in the fourth quarter at least to the same degree as that same quarter in 2009.”

In closing Mr. Campbell said, “The continued efforts of our employees and independent contractors does not go unnoticed. Their consistent commitment to quality and safety allow us to remain a leader in our industry. Thank you to those men and women for their dedication to excellence.”

Commenting on the Company’s guidance for the fourth quarter, Rodney L. Bell, Senior Vice President and CFO, said, “We anticipate that our fourth quarter 2010 revenues will increase in the range of 12% to 17% over the comparable 2009 period, and we expect income per diluted share to be between $0.35 and $0.39 per share. This compares to $0.22 per share in the fourth quarter of 2009.”

Review of Financial Results

Forward Air will hold a conference call to discuss third quarter 2010 results on Thursday, October 21, 2010 at 9:00 a.m. EST.  The Company’s conference call will be available online at www.forwardair.com or by dialing 800.841.9385, pass code 57279270.  A replay of the conference call will be available at www.forwardair.com beginning shortly after the completion of the live call.

About Forward Air Corporation

Forward Air Corporation operates two business segments, Forward Air, Inc. and Forward Air Solutions, Inc.

Forward Air, Inc. is a high-service-level contractor to the air cargo industry providing time-definite ground transportation services through a network of terminals located on or near major airports in 84 cities in the United States and Canada.  It provides these services as a cost-effective alternative to air transportation of cargo that must be delivered at a specific time but is relatively less time-sensitive than traditional air freight or when air transportation is not economical.

Forward Air Solutions, Inc. is a provider of pool distribution services. Pool distribution involves the consolidation and shipment of several smaller less-than-truckload shipments to a common area or region. Once at the regional destination, the loads are deconsolidated, then grouped with other shipments with common delivery points, and delivered in a very precise, time-sensitive manner. Our pool distribution network consists of terminals and service locations in 19 cities within the Mid-Atlantic, Southeast, Midwest and Southwestern United States.

Forward Air Corporation
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2010	2009	2010	2009
Operating revenue:
Forward Air
Airport-to-airport	$81,828	$66,667	$234,456	$194,908
Logistics	16,774	13,172	47,789	38,645
Other	6,481	5,596	18,745	16,975
Forward Air Solutions
Pool distribution	16,439	17,644	49,639	48,864
Total operating revenue	121,522	103,079	350,629	299,392

Operating expenses:
Purchased transportation
Forward Air
Airport-to-airport	32,852	28,025	94,152	82,008
Logistics	12,942	10,329	36,780	30,127
Other	1,703	1,387	4,811	3,681
Forward Air Solutions
Pool distribution	3,680	3,747	10,625	9,774
Total purchased transportation	51,177	43,488	146,368	125,590
Salaries, wages and employee benefits	31,845	28,591	95,682	86,834
Operating leases	6,508	6,631	19,388	20,440
Depreciation and amortization	5,228	5,006	15,283	14,687
Insurance and claims	1,546	2,045	5,983	6,984
Fuel expense	1,949	1,880	6,051	5,199
Other operating expenses	7,764	8,767	26,813	25,983
Impairment of goodwill and other intangible assets	--	--	--	7,157
Total operating expenses	106,017	96,408	315,568	292,874
Income from operations	15,505	6,671	35,061	6,518

Other income (expense):
Interest expense	(191)	(177)	(557)	(469)
Other, net	26	51	38	50
Total other expense	(165)	(126)	(519)	(419)
Income before income taxes	15,340	6,545	34,542	6,099
Income taxes	6,452	2,766	14,323	2,581
Net income	$8,888	$3,779	$20,219	$3,518

Net income per share:
Basic	$0.31	$0.13	$0.70	$0.12
Diluted	$0.31	$0.13	$0.69	$0.12
Weighted average shares outstanding:
Basic	29,000	28,942	28,975	28,924
Diluted	29,129	29,026	29,101	28,978

Dividends per share:	$0.07	$0.07	$0.21	$0.21

Forward Air Corporation
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	September 30,	December 31,
	2010	2009 (a)
Assets
Current assets:
Cash	$63,219	$42,035
Accounts receivable, net	62,438	55,720
Other current assets	11,484	9,471
Total current assets	137,141	107,226

Property and equipment	210,954	204,716
Less accumulated depreciation and amortization	83,615	75,990
Total property and equipment, net	127,339	128,726
Goodwill and other acquired intangibles:
Goodwill	43,332	43,332
Other acquired intangibles, net	32,406	35,849
Total goodwill and other acquired intangibles	75,738	79,181
Other assets	1,595	1,597
Total assets	$341,813	$316,730

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$11,383	$10,333
Accrued expenses	23,326	18,531
Current portion of debt and capital lease obligations	672	919
Total current liabilities	35,381	29,783

Debt and capital lease obligations, less current portion	51,023	52,169
Other long-term liabilities	6,159	4,485
Deferred income taxes	5,116	5,786

Shareholders’ equity:
Common stock	290	290
Additional paid-in capital	22,130	16,631
Retained earnings	221,714	207,586
Total shareholders’ equity	244,134	224,507
Total liabilities and shareholders’ equity	$341,813	$316,730

(a) Taken from audited financial statements, which are not presented in their entirety.

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended
	September 30,	September 30,
	2010	2009
Operating activities:
Net income	$8,888	$3,779
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	5,228	5,006
Share-based compensation	1,506	1,607
Gain on disposal of property and equipment	(641)	(1)
Provision for (recovery) loss on receivables	(22)	217
Provision for revenue adjustments	625	548
Deferred income taxes	40	(466)
Tax benefit for stock options exercised	(19)	(1)
Changes in operating assets and liabilities
Accounts receivable	500	(3,721)
Prepaid expenses and other current assets	(415)	(1,208)
Accounts payable and accrued expenses	3,260	3,552
Net cash provided by operating activities	18,950	9,312

Investing activities:
Proceeds from disposal of property and equipment	1,371	14
Purchases of property and equipment	(3,150)	(3,803)
Other	30	49
Net cash used in investing activities	(1,749)	(3,740)

Financing activities:
Payments of debt and capital lease obligations	(232)	(390)
Proceeds from exercise of stock options	346	8
Payments of cash dividends	(2,031)	(2,028)
Cash settlement of share-based awards for minimum tax withholdings	--	(5)
Tax benefit for stock options exercised	19	1
Net cash used in financing activities	(1,898)	(2,414)
Net increase in cash	15,303	3,158
Cash at beginning of period	47,916	24,072
Cash at end of period	$63,219	$27,230

Forward Air Corporation
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine months ended
	September 30,	September 30,
	2010	2009
Operating activities:
Net income	$20,219	$3,518
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	15,283	14,687
Impairment of goodwill and other intangible assets	--	7,157
Share-based compensation	4,887	5,022
Gain on disposal of property and equipment	(648)	(13)
Provision for loss (recovery) on receivables	202	(74)
Provision for revenue adjustments	1,462	1,916
Deferred income taxes	(1,624)	(3,009)
Tax benefit for stock options exercised	(28)	(1)
Changes in operating assets and liabilities
Accounts receivable	(8,382)	2,370
Prepaid expenses and other current assets	(1,029)	(1,567)
Accounts payable and accrued expenses	7,519	701
Net cash provided by operating activities	37,861	30,707

Investing activities:
Proceeds from disposal of property and equipment	1,413	231
Purchases of property and equipment	(11,889)	(18,828)
Other	--	405
Net cash used in investing activities	(10,476)	(18,192)

Financing activities:
Payments of debt and capital lease obligations	(722)	(1,163)
Proceeds from exercise of stock options	490	8
Payments of cash dividends	(6,088)	(6,081)
Common stock issued under employee stock purchase plan	91	99
Cash settlement of share-based awards for minimum tax withholdings	--	(242)
Tax benefit for stock options exercised	28	1
Net cash used in financing activities	(6,201)	(7,378)
Net increase in cash	21,184	5,137
Cash at beginning of period	42,035	22,093
Cash at end of period	$63,219	$27,230

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Three months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2010	Revenue	2009	Revenue	Change	Change
Operating revenue
Forward Air	$105.3	86.7%	$85.7	83.1%	$19.6	22.9%
FASI	16.5	13.6	17.8	17.3	(1.3)	(7.3)
Intercompany Eliminations	(0.3)	(0.3)	(0.4)	(0.4)	0.1	(25.0)
Total	121.5	100.0	103.1	100.0	18.4	17.8

Purchased transportation
Forward Air	47.5	45.1	39.8	46.4	7.7	19.3
FASI	3.9	23.6	4.0	22.5	(0.1)	(2.5)
Intercompany Eliminations	(0.3)	100.0	(0.3)	75.0	--	--
Total	51.1	42.1	43.5	42.2	7.6	17.5

Salaries, wages and employee benefits
Forward Air	24.7	23.4	20.6	24.0	4.1	19.9
FASI	7.2	43.6	8.0	44.9	(0.8)	(10.0)
Total	31.9	26.3	28.6	27.7	3.3	11.5

Operating leases
Forward Air	4.7	4.5	4.6	5.4	0.1	2.2
FASI	1.8	10.9	2.0	11.2	(0.2)	(10.0)
Total	6.5	5.3	6.6	6.4	(0.1)	(1.5)

Depreciation and amortization
Forward Air	4.2	4.0	4.1	4.8	0.1	2.4
FASI	1.0	6.1	0.9	5.1	0.1	11.1
Total	5.2	4.3	5.0	4.9	0.2	4.0

Insurance and claims
Forward Air	1.2	1.1	1.6	1.9	(0.4)	(25.0)
FASI	0.3	1.8	0.4	2.2	(0.1)	(25.0)
Total	1.5	1.2	2.0	1.9	(0.5)	(25.0)

Fuel expense
Forward Air	0.9	0.9	0.8	0.9	0.1	12.5
FASI	1.1	6.7	1.1	6.2	--	--
Total	2.0	1.6	1.9	1.8	0.1	5.3

Other operating expenses
Forward Air	6.4	6.1	7.0	8.2	(0.6)	(8.6)
FASI	1.4	8.5	1.9	10.7	(0.5)	(26.3)
Intercompany Eliminations	-	-	(0.1)	25.0	0.1	(100.0)
Total	7.8	6.4	8.8	8.6	(1.0)	(11.4)

Income (loss) from operations
Forward Air	15.7	14.9	7.2	8.4	8.5	118.1
FASI	(0.2)	(1.2)	(0.5)	(2.8)	0.3	(60.0)
Total	$15.5	12.8%	$6.7	6.5%	$8.8	131.3%

Forward Air Corporation
Segment Information
(In millions)
(Unaudited)

	Nine months ended
	September 30,	Percent of	September 30,	Percent of		Percent
	2010	Revenue	2009	Revenue	Change	Change
Operating revenue
Forward Air	$301.8	86.1%	$251.2	83.9%	$50.6	20.1%
FASI	49.8	14.2	49.2	16.4	0.6	1.2
Intercompany Eliminations	(1.0)	(0.3)	(1.0)	(0.3)	--	--
Total	350.6	100.0	299.4	100.0	51.2	17.1

Purchased transportation
Forward Air	135.9	45.0	116.1	46.2	19.8	17.1
FASI	11.4	22.9	10.4	21.1	1.0	9.6
Intercompany Eliminations	(0.9)	90.0	(0.9)	90.0	--	--
Total	146.4	41.8	125.6	42.0	20.8	16.6

Salaries, wages and employee benefits
Forward Air	73.4	24.3	63.1	25.1	10.3	16.3
FASI	22.3	44.8	23.7	48.2	(1.4)	(5.9)
Total	95.7	27.3	86.8	29.0	8.9	10.3

Operating leases
Forward Air	13.6	4.5	14.1	5.6	(0.5)	(3.5)
FASI	5.8	11.7	6.3	12.8	(0.5)	(7.9)
Total	19.4	5.5	20.4	6.8	(1.0)	(4.9)

Depreciation and amortization
Forward Air	12.3	4.1	12.0	4.8	0.3	2.5
FASI	2.9	5.8	2.7	5.5	0.2	7.4
Total	15.2	4.3	14.7	4.9	0.5	3.4

Insurance and claims
Forward Air	4.7	1.6	5.6	2.2	(0.9)	(16.1)
FASI	1.3	2.6	1.4	2.8	(0.1)	(7.1)
Total	6.0	1.7	7.0	2.3	(1.0)	(14.3)

Fuel expense
Forward Air	2.7	0.9	2.3	0.9	0.4	17.4
FASI	3.3	6.6	2.9	5.9	0.4	13.8
Total	6.0	1.7	5.2	1.7	0.8	15.4

Other operating expenses
Forward Air	22.1	7.3	21.0	8.4	1.1	5.2
FASI	4.8	9.6	5.1	10.4	(0.3)	(5.9)
Intercompany Eliminations	(0.1)	10.0	(0.1)	10.0	--	--
Total	26.8	7.7	26.0	8.7	0.8	3.1

Impairment of goodwill and other intangible assets
Forward Air	--	--	0.2	0.1	(0.2)	(100.0)
FASI	--	--	7.0	14.2	(7.0)	(100.0)
Total	--	--	7.2	2.4	(7.2)	(100.0)

Income (loss) from operations
Forward Air	37.1	12.3	16.8	6.7	20.3	120.8
FASI	(2.0)	(4.0)	(10.3)	(20.9)	8.3	(80.6)
Total	$35.1	10.0%	$6.5	2.2%	$28.6	440.0%

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Three months ended
	September 30,	September 30,	Percent
	2010	2009	Change

Operating ratio	85.1%	91.6%	(7.1)%

Business days	64.0	64.0	--
Business weeks	12.8	12.8	--

Airport-to-airport:
Tonnage
Total pounds ¹	414,508	357,768	15.9
Average weekly pounds ¹	32,383	27,951	15.9

Linehaul shipments
Total linehaul	563,448	511,959	10.1
Average weekly	44,019	39,997	10.1

Forward Air Complete shipments	80,684	73,696	9.5
As a percentage of linehaul shipments	14.3%	14.4%	(0.7)

Average linehaul shipment size	736	699	5.3

Revenue per pound ²
Linehaul yield	$16.64	$15.91	3.9
Fuel surcharge impact	1.20	0.93	1.4
Forward Air Complete impact	1.93	1.83	0.5
Total airport-to-airport yield	$19.77	$18.67	5.9

Logistics:
Miles
Owner operator ¹	6,964	6,111	14.0
Third party ¹	3,212	2,288	40.4
Total Miles	10,176	8,399	21.2

Revenue per mile	$1.66	$1.58	5.1

Cost per mile	$1.27	$1.23	3.3%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Forward Air Corporation
Forward Air Inc. Operating Statistics

	Nine months ended
	September 30,	September 30,	Percent
	2010	2009	Change

Operating ratio	87.7%	93.3%	(6.0)%

Business days	191.0	191.0	--
Business weeks	38.2	38.2	--

Airport-to-airport:
Tonnage
Total pounds ¹	1,217,097	1,054,048	15.5
Average weekly pounds ¹	31,861	27,593	15.5

Linehaul shipments
Total linehaul	1,685,257	1,529,301	10.2
Average weekly	44,117	40,034	10.2

Forward Air Complete shipments	228,286	194,694	17.3
As a percentage of linehaul shipments	13.5%	12.7%	6.4

Average linehaul shipment size	722	689	4.8

Revenue per pound ²
Linehaul yield	$16.29	$16.14	0.8
Fuel surcharge impact	1.18	0.79	2.1
Forward Air Complete impact	1.82	1.60	1.2
Total airport-to-airport yield	$19.29	$18.53	4.1

Logistics:
Miles
Owner operator ¹	19,907	17,916	8.1
Third party ¹	9,326	6,709	10.6
Total Miles	29,233	24,625	18.7

Revenue per mile	$1.65	$1.58	4.4

Cost per mile	$1.26	$1.22	3.3%

¹ - In thousands
² - In cents per pound; percentage change is expressed as a percent of total yield.

Important Information

This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements other than historical information or statements of current condition and relate to future events or our future financial performance.  Some forward-looking statements may be identified by use of such terms as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects” or “expects.”  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, our inability to maintain our historical growth rate because of a decreased volume of freight moving through our network or decreased average revenue per pound of freight moving through our network, increasing competition and pricing pressure, surplus inventories, loss of a major customer, the creditworthiness of our customers and their ability to pay for services rendered, our ability to secure terminal facilities in desirable locations at reasonable rates, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, claims for property damage, personal injuries or workers’ compensation, employment matters including rising health care costs, enforcement of and changes in governmental regulations, environmental and tax matters, the handling of hazardous materials, the availability and compensation of qualified independent owner-operators and freight handlers needed to serve our transportation needs and our inability to successfully integrate acquisitions.  As a result of the foregoing, no assurance can be given as to future financial condition, cash flows or results of operations.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

-END-

CONTACT:

Forward Air Corporation

Rodney L. Bell, 423-636-7000

rbell@forwardair.com